SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) October 30, 2002
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822               25-1229323
(State of other jurisdiction (Commission File Number)  (IRS Employer
 of incorporation)                                     Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


  _________________________________________________________
(Former name or former address, if changes since last report.)




Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          Not applicable.

Item 6.   Resignations of Registrant's Directors.
          Paul Stagg resigned as a member of the Company's Board of Directors. (Resignation Letter attached)

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired
               Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Resignation Letter from Paul Stagg

Item 8.   Change in Fiscal Year.
          Not applicable

Item 9.   Regulation FD Disclosure.
          Not applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by     /s/ Stan Cottrell
                                            Stan Cottrell,CEO, Director



DATED:  October 30, 2002



                      169 LaLanne Road
                   Madisonville, LA 70447


                      October 30, 2002





To the Board of Directors of BICO, Inc.

Gentlemen:

Please accept my resignation as a member and Chairman of the Board of Directors of BICO, Inc.


                              Sincerely,

                              /s/ Paul Stagg
                              Paul Stagg